UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): March 8, 2024

REZOLUTE, INC.

(Exact Name of Registrant as Specified in Charter)

Nevada	001-39683	27-3440894
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

275 Shoreline Drive, Suite 500, Redwood City, CA 94065

(Address of Principal Executive Offices, and Zip Code)

650-206-4507

Registrant’s Telephone Number, Including Area Code

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	RZLT	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into Material Definitive Agreement.

On March 8, 2024, Rezolute, Inc. (the “Company”) entered into a securities exchange agreement (the “Exchange Agreement”) with certain Company stockholders (the “Exchanging Stockholders”), pursuant to which the Company exchanged an aggregate of 3,000,000 shares of the Company’s common stock, par value $0.001 per share (the “Retired Shares”), owned by the Exchanging Stockholders for pre-funded warrants (the “Exchange Warrants”) to purchase an aggregate of 3,000,000 shares of common stock (subject to adjustment in the event of stock splits, recapitalizations and other similar events affecting common stock), with an exercise price of $0.001 per share. The Exchange Warrants will not expire prior to exercise. The Company paid the Exchanging Stockholders an aggregate purchase price of $3,000 for the Retired Shares. Under Nevada law, the Retired Shares were cancelled and no longer considered outstanding, as a result, the number of issued and outstanding shares of the Company’s common stock was reduced by 3,000,000 shares of the Company’s common stock. The Exchange Warrants are exercisable at any time except that the Exchange Warrants cannot be exercised by the Exchanging Stockholders if, after giving effect thereto, the Exchanging Stockholders would beneficially own more than 9.99% of the Company’s common stock, subject to certain exceptions. The holders of the Exchange Warrants will not have the right to vote on any matter except to the extent required by Nevada law. The Exchange Warrants were issued without registration under the Securities Act of 1933, as amended (the “Securities Act”), in reliance on the exemption from registration contained in Section 3(a)(9) of the Securities Act. The Exchange Warrants contain a provision that restrict the exercisability of the Exchange Warrants above 19.99% without obtaining stockholder approval as required by Nasdaq Listing Rules 5635(b) and 5635(d). We also agreed to file a registration statement no later than six (6) months from the closing of the transaction contemplated by the Exchange Agreement covering the resale of the shares issuable upon the exercise of the Exchange Warrants. The description of the Exchange Agreement and the Exchange Warrant are not complete and are qualified in their entirety by reference to the Exchange Agreement and the form of Exchange Warrant, which are filed as Exhibit 10.1 and Exhibit 4.1, respectively, to this Current Report on Form 8-K and incorporated herein by reference. The representations, warranties and covenants made by the Company in the Exchange Agreement and the Exchange Warrant were made solely for the benefit of the parties to the Exchange Agreement and the Exchange Warrant, as applicable, including, in some cases, for the purpose of allocating risk among the parties thereto, and should not be deemed to be a representation, warranty or covenant to investors. Moreover, such representations, warranties or covenants were made as of an earlier date. Accordingly, such representations, warranties and covenants should not be relied on as accurately representing the current state of our affairs.

Item 4.01	Changes in Registrant’s Certifying Accountants.

(a) Termination of Independent Registered Public Accounting Firm

On March 8, 2024, the Company dismissed Plante & Moran, PLLC (“Plante Moran”) as its independent registered public accounting firm. The Company’s Audit Committee (the “Audit Committee”) unanimously approved the decision to dismiss Plante Moran.

Plante Moran performed audits of the Company's consolidated financial statements for the years ended June 30, 2023 and 2022. Plante Moran’s reports did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles.

During the two years ended June 30, 2023, and 2022, and the subsequent interim period up to and including the date of Plante Moran’s dismissal, there were no (i) disagreements between the Company and Plante Moran on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to its satisfaction, would have caused Plante Moran to make reference to the subject matter of such disagreements in connection with its report on the Company's consolidated financial statements, or (ii) "reportable events," as described in Item 304(a)(1)(v) of Regulation S-K promulgated by the Securities and Exchange Commission (the "SEC") pursuant to the Securities Exchange Act of 1934, as amended, except for the disclosure of the material weakness in the Company’s internal controls over financial reporting as disclosed in Part II, Item 9A of the Company’s Annual Report on Form 10-K for the year ended June 30, 2022.

The Company provided Plante Moran with a copy of the disclosures it is making in this Item 4.01 of this Form 8-K and requested that Plante Moran furnish a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the statements made herein and, if not, stating the respects in which it does not agreement. A copy of such letter is filed as Exhibit 16.1 to this Form 8-K.

(b) Appointment of Independent Registered Public Accounting Firm

On March 8, 2024, the Company appointed Grant Thornton LLP (“Grant Thornton”) as its new independent registered public account firm. The Company’s Audit Committee unanimously approved the engagement of Grant Thornton.

During the two years ended June 30, 2023 and 2022, and the subsequent interim period up to and including the date of Plante Moran’s dismissal, neither the Company nor anyone on its behalf has consulted Grant Thornton with respect to any accounting or auditing issues involving the Company. In particular, there was no discussion with the Company regarding the application of accounting principles to a specified transaction, the type of audit opinion that might be rendered on the Company's financial statements, or any matter that was either the subject of a disagreement, as described in Item 304 of Regulation S-K, with Plante Moran, or a "reportable event" as described in Item 304(a)(1)(v) of the Regulation S-K.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
4.1	Form of Exchange Warrant
10.1	Form of Securities Exchange Agreement
16.1	Letter from Plante & Moran, PLLC, dated March 14, 2024
104	Cover Page Interactive Data File (formatted as inline XBRL)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REZOLUTE, INC.

DATE: March 14, 2024	By:	/s/Nevan Charles Elam
Nevan Charles Elam Chief Executive Officer